INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                          ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]
Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or Rule 14a-12

                                 Ultra Pac, Inc.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
   -----------------------------------------------------------------------------
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                                 ULTRA PAC, INC.


                                                                    May 12, 1997


TO:  THE SHAREHOLDERS OF ULTRA PAC, INC.

      You are cordially invited to attend the Annual Meeting of Shareholders of Ultra Pac, Inc., to be held on June 19, 1997, at 3:30 p.m. local time at the Radisson Plaza Hotel, 35 S. 7th Street, Minneapolis, Minnesota. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy Card and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

      On behalf of your Board of Directors and employees, thank you for your continued support of Ultra Pac, Inc.

                                      Very truly yours,



                                      Calvin S. Krupa,
                                      PRESIDENT AND CHAIRMAN OF THE
                                      BOARD OF DIRECTORS




                                 ULTRA PAC, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 19, 1997


To:  The Shareholders of Ultra Pac, Inc.:

         The Annual Meeting of Shareholders of Ultra Pac, Inc. (the "Company") will be held on Thursday, June 19, 1997 at 3:30 p.m. local time at the Radisson Plaza Hotel, 35 S. 7th Street, Minneapolis, Minnesota.

         The items of business are:

         1. To set the number of members of the Board of Directors at five;
         2. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified; and
         3. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business on April 22, 1997, will be entitled to vote at the meeting and any adjournment thereof.

         THIS NOTICE, THE ENCLOSED PROXY STATEMENT AND PROXY CARD ARE SENT TO YOU BY ORDER OF THE BOARD OF DIRECTORS.





Date:  May 12, 1997                      James A. Thole,
Minneapolis, Minnesota                   SECRETARY



TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.



                                 ULTRA PAC, INC.
                           21925 Industrial Boulevard
                             Rogers, Minnesota 55374
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 19, 1997

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         This Proxy Statement is furnished to the record holders of shares of Common Stock of Ultra Pac, Inc., a Minnesota corporation (the "Company"), as of the close of business on April 22, 1997, by order of the Board of Directors. This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies for the Annual Meeting of Shareholders to be held on June 19, 1997, at 3:30 p.m. local time at the Radisson Plaza Hotel, 35 S. 7th Street, Minneapolis, Minnesota. A shareholder giving a proxy may revoke it at any time prior to the actual voting at the Annual Meeting of Shareholders by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new written appointment of a proxy with an officer of the Company. The revocation of a proxy will not affect any vote taken prior to the revocation. This Proxy Statement is expected to be first mailed to shareholders on or about May 12, 1997.

         The Annual Meeting of Shareholders has been called for the purpose of setting the number of members of the Board of Directors at five and electing five members of the Board of Directors. All properly executed Proxy Cards received at or prior to the meeting will be voted at the meeting. If a shareholder directs how the proxy is to be voted with respect to the business coming before the meeting, the proxy will be voted in accordance with the shareholder's directions. Where specification has not been made, the proxy will be voted FOR setting the number of members of the Board of Directors at five, FOR electing management's nominees as members of the Company's Board of Directors and, with respect to any other business that may properly come before the meeting, at the discretion of the persons named as proxies in the Proxy Card.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on April 22, 1997, the record date for the Annual Meeting of Shareholders, there were 3,835,265 shares of Common Stock outstanding. The Company's only class of Capital Stock outstanding is Common Stock. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted. Abstentions and broker non-votes (brokers failing to vote shares of the Company's Common Stock held in nominee name for customers by proxy) will be treated as present at the meeting for purposes of determining the existence of a quorum. With respect to any matter brought to a vote at the meeting, abstentions will be treated as shares entitled to vote and broker non-votes will be treated as shares not entitled to vote. A list of those shareholders entitled to vote at the Annual Meeting of Shareholders will be available for review at the Annual Meeting of Shareholders.

         A copy of the Company's Annual Report to Shareholders, which includes the financial statements of the Company for the fiscal year ended January 31, 1997, is enclosed.

                              ELECTION OF DIRECTORS

                               (PROPOSALS 1 AND 2)

         The Bylaws of the Company provide that at each Annual Meeting of Shareholders the shareholders shall determine the number of directors for the ensuing year; provided, however, that the number may be increased by resolution of the Board of Directors. The number of directors is currently set at five. The Board of Directors recommends that the number of directors be set at five for the coming year and that the nominees named below be elected. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting and entitled to vote is required for approval of the proposal to set the number of directors at five and for approval of the proposal to elect the nominees for director.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SETTING THE NUMBER OF DIRECTORS AT FIVE AND "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

         All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, age, positions held with the Company, initial year of service as a director and description of business experience of each nominee are as follows:

             Name               Age                 Company Position              Director Since
             ----               ---                 ----------------              --------------
Calvin S. Krupa (1)              50      President, Chief Executive Officer and        1987
                                         Chairman of the Board
James A. Thole (2)               57      Secretary and Director                        1987
John F. DeBoer (2)(3)            55      Director                                      1991
Frank I. Harvey (1)(2)(3)        46      Director                                      1991
Thomas F. Rains (1)              62      Director                                      1996

-----------------------------------------------------
(1)   Member of the Audit Committee.
(2)   Member of the Compensation Committee.
(3)   Member of the Stock Option Committee.

         CALVIN S. KRUPA has served as the Company's President and Chief Executive Officer since February 1987. For the three years prior to 1987, Mr. Krupa was marketing manager for Innovative Plastics, Inc., a Minneapolis-based producer of plastic packaging.

         JAMES A. THOLE has served as Secretary of the Company since February 1987. From February 1987 to August 1991, he also served as Treasurer of the Company. Mr. Thole is not an employee of the Company. He has served as the President and Chief Executive Officer of Packaging Plus, Inc., a
Minneapolis-based packaging company, since 1979.

         JOHN F. DEBOER is the Secretary of SIG Holding U.S.A., Inc., a privately-held holding company. Mr. DeBoer is also Vice President-Finance for SIG Packaging Technology N.A. Inc. based in New Richmond, Wisconsin, a wholly owned subsidiary of SIG Holding U.S.A., Inc., which is engaged in the manufacture and sale of packaging equipment.

         FRANK I. HARVEY is a shareholder in the law firm of Larkin, Hoffman, Daly & Lindgren, Ltd. based in Bloomington, Minnesota, where he has practiced law since 1976.

         THOMAS F. RAINS was employed by Pillsbury Bakeries and Food Service, Inc., a Minneapolis-based food products company, from 1992 until his retirement in June 1995, at which time he held the position of Vice President/General Manager - In-Store Retail Bakeries. From 1965 to 1992, Mr. Rains was employed by McGlynn Bakeries, Inc. in various positions, including President of the Frozen Products Division. From November 1996 to February 1997, Mr. Rains was Interim Chief Operating Officer of the Company while the Company searched for a new Chief Operating Officer.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

         During the fiscal year ended January 31, 1997, the Board of Directors held five meetings and took action by unanimous written consent on eight occasions. None of the members of the Board of Directors proposed for re-election attended less than 75% of the meetings of the Board of Directors and Committees of the Board of Directors held during the period in which they served as a director in the fiscal year ended January 31, 1997, except that Mr. DeBoer attended approximately 71% of such meetings.

                          BOARD OF DIRECTOR COMMITTEES

         The Company has three standing committees of the Board of Directors:
(i) the Audit Committee; (ii) the Compensation Committee; and (iii) the Stock Option Committee.

         The purpose of the Audit Committee is to recommend the appointment of an auditor for the Company, review the scope of the audit, examine the auditor's reports, make appropriate recommendations to the Board of Directors as a result of such review and examination, and make inquiries into the effectiveness of the financial and accounting functions and controls of the Company. The Audit Committee also addresses conflicts of interest that may arise in transactions between the Company and its officers and directors. The Audit Committee held one meeting during the fiscal year ended January 31, 1997.

         The Compensation Committee is responsible for setting the compensation of executive officers of the Company. The Compensation Committee held one meeting during the fiscal year ended January 31, 1997.

         The purpose of the Stock Option Committee is to administer the Company's 1991 and 1996 Stock Option Plans and to designate appropriate individuals to receive options pursuant to such Plans. The Stock Option Committee held one meeting during the fiscal year ended January 31, 1997.

                  EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

         WILLIAM J. HOWARD, an executive officer of the Company, became Chief Operating Officer of the Company in March 1997. From January 1995 to February 1997, Mr. Howard served as Senior Vice President, Business Development of GE Capital Fleet Services, a financial services company based in Eden Prairie, Minnesota. From June 1992 until January 1995 he served as Vice President, Business Development with Pillsbury Bakeries and Food Service, Inc., a Minneapolis-based food products company. Mr. Howard also served as Vice President, Finance of Pillsbury Bakeries and Food Service, Inc. from May 1990 to June 1992.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation earned for services rendered in all capacities to the Company during the Company's fiscal years ended January 31, 1995, 1996 and 1997 by Calvin S. Krupa, President and Chief Executive Officer and Bradley C. Yopp, Chief Financial Officer.

                                        SUMMARY COMPENSATION TABLE
                                                                                  Long-Term
                                               Annual Compensation               Compensation
                         Fiscal      ----------------------------------------    ------------
                          Year                                 Other Annual       Securities       All Other
Name and                  Ended                               Compensation(1)     Underlying    Compensation(2)
Principal Position      January 31   Salary($)    Bonus($)          ($)           Options(#)          ($)
---------------------- -----------   ---------    ---------  ----------------    ------------   ---------------
Calvin S. Krupa,          1997       297,105           --          20,947            20,000             --
   President and Chief    1996       275,144       35,000          20,336            20,000          3,000
   Executive Officer      1995       241,827       50,000          15,999            20,000          3,000

Bradley C. Yopp           1997       109,720           --              --            12,000             --
   Chief Financial        1996       100,355       10,000              --             5,000          2,207
   Officer                1995        89,809           --              --             3,000          1,796

-----------------------
(1) Includes the cost to the Company of an automobile provided to Mr. Krupa and the cost of a disability income policy for the benefit of Mr. Krupa.

(2) Matching contributions by the Company to a 401(k) plan for the benefit of the person named.

                        OPTION GRANTS DURING FISCAL 1997

         The following table sets forth information with respect to each option granted during the fiscal year ended January 31, 1997 to the executive officers named in the Summary Compensation Table:

                                    Individual Grants
--------------------------------------------------------------------------------
                                                                                     Potential Realizable
                                                                                       Value at Assumed
                   Number of     Percentage of                                       Annual Rates of Stock
                  Securities         Total                                            Price Appreciation
                  Underlying    Options Granted                                       For Option Term (1)
                    Options       To Employees         Exercise       Expiration    -----------------------
      Name        Granted (#)   in Fiscal Year(%)   Price ($/Share)      Date       5% ($)          10%($)
      ----        -----------   -----------------   ---------------   ----------    ------          -------
 Calvin S.          20,000            7.0                3.25           9/16/01     17,958          39,683
 Krupa

 Bradley C.          2,000            0.7                2.94           3/31/01      1,625           3,590
 Yopp               10,000            3.5                3.25           9/16/01      8,979          19,842

------------------------
(1) Computed based upon the closing price of the Company's Common Stock on the date of grant. No assurance can be given that the stated rates of appreciation (5% and 10%) will be or can be achieved.



                    AGGREGATE OPTION EXERCISES IN FISCAL 1997
                        AND FISCAL YEAR-END OPTION VALUES

         The following table summarizes options exercised during the year ended January 31, 1997 by the executive officers named in the Summary Compensation Table and the value of the unexercised options held as of January 31, 1997:


                                                         Number of Securities           Value of Unexercised
                                                        Underlying Unexercised               In-the-Money
                     Shares Acquired      Value      Options at Fiscal Year End(#)     Options at Fiscal Year End
       Name          on Exercise(#)    Realized($)   (Exercisable/Unexercisable)    (Exercisable/Unexercisable)(1)
       ----          ---------------   -----------   -----------------------------   ------------------------------
 Calvin S. Krupa           --               --                 80,000/--                      20,000/--

 Bradley C. Yopp           --               --                 27,000/--                      12,620/--

------------------------
(1) Based on a closing Common Stock trade price of $4.25 per share on January 31, 1997, the Company's fiscal year end. The value of unexercised in-the-money options is equal to the difference between fair market value of the Common Stock underlying the options at fiscal year-end and the exercise price of the options. Exercisable options refer to those options that are exercisable as of January 31, 1997, while unexercisable options refer to those options that become exercisable at various times thereafter.

                            COMPENSATION OF DIRECTORS

         The Company pays each director who is not an employee of the Company a director's fee of $2,500 per year. The Outside Directors' Option Plan (the "Directors' Plan") provides for an annual non-discretionary grant of an option to purchase 1,000 shares (2,500 shares if the director has not previously received an option under the Directors' Plan) to each nonemployee director of the Company, who is a director immediately after each Annual Meeting of Shareholders. The exercise price of such options is equal to the closing price of the Company's Common Stock on the date of grant. The options are immediately exercisable and expire five years from the date of grant, subject to earlier cancellation upon termination as a director. The Company does not compensate employee directors for service on the Board of Directors.

         Two members of the Board of Directors received additional compensation from the Company during the fiscal year ended January 31, 1997. The Company paid Mr. Thole $2,500 for services as the Company's Secretary. The Company paid Mr. Rains a total salary of $24,231 and granted Mr. Rains a five-year, immediately exercisable option to purchase up to 15,000 shares of the Company's Common Stock at an exercise price of $2.75 per share. Mr. Rains received this compensation in consideration for his service as the Company's Interim Chief Operating Officer from November 1996 through February 1997. The Company has also agreed to employ Mr. Rains on a part-time basis and to pay him an annual salary of $25,000 for services to be rendered in connection with various projects of the Company during the fiscal year ending January 31, 1998.

               EMPLOYMENT AGREEMENT, TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

         The Company entered into an employment agreement with Calvin S. Krupa on June 20, 1989, as amended on March 31, 1990 and January 3, 1992 (the "Employment Agreement"). The Employment Agreement provides for an annual salary to be set by the Compensation Committee, discretionary bonuses as determined by the Compensation Committee and other employment benefits. Pursuant to the Employment Agreement, Mr. Krupa must give 90 days notice prior to termination and is subject to a one year covenant not to compete. Mr. Krupa's Employment Agreement also provides for severance pay in the amount equal to three years' base salary in effect on the date of termination if: (i) the Company terminates him for any reason other than "for cause" as defined in the Employment Agreement, or if such termination occurs "for cause," during the 18 months following a "change in control," as defined in the Employment Agreement, or (ii) Mr. Krupa voluntarily terminates his employment within 18 months after a "change in control." These amounts are payable, at the option of Mr. Krupa, in a lump sum or in semi-monthly installments.

         The Company and Bradley C. Yopp are parties to a Change of Control Termination Agreement dated February 25, 1995 (the "Change of Control Agreement"). The Change of Control Agreement provides that following a "change in control termination" the Company will pay Mr. Yopp a lump sum payment in an amount equal to two times Mr. Yopp's annual compensation. A "change in control termination" means a termination within one year of a change of control by the Company or its successors or a termination by Mr. Yopp for "good reason" as defined in the Change of Control Agreement. The amount payable to Mr. Yopp under the Change of Control Agreement is subject to certain limitations set forth in the Internal Revenue Code.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         INTRODUCTION. This report is provided by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee, which consists solely of non-employee directors, is responsible for establishing and administering the Company's executive compensation program. The members of the Committee do not receive awards under the Company's incentive compensation programs. The Compensation Committee met in September 1996 to set annual compensation and to award bonuses to the Company's executive officers based on the Company's results for the fiscal year ended January 31, 1996.

         COMPENSATION PROGRAM. The Committee is responsible for establishing, implementing and monitoring the Company's executive compensation program. The Company's current executive compensation program involves a combination of base salary, performance-based bonuses and long-term incentive awards. Base salaries are intended to attract and retain highly-qualified executives. Bonuses to executive officers are intended to reward short-term performance of the executive officer and the Company. Grants of stock options by the Company are intended to encourage and reward executive officers based upon the Company's long-term performance and to provide executive officers with a financial interest in the success of the Company, which aligns the executive officers' interests with the interests of the Company's shareholders.

         BASE SALARY. The philosophy of the Committee is to set base salaries for each of the executive officers of the Company at appropriate levels for the relative positions of the officer and the duties of the position. The Committee has the authority to determine the salaries of the Company's Chief Executive Officer and other executive officers, subject to the terms of pre-existing employment agreements. The Committee believes that there should be little change from year to year in the base salary of the executive officers other than increases due to: (i) growth of the Company's sales; (ii) growth in responsibility of the position; or (iii) cost of living increases. The Committee believes that additional compensation above base levels should be by bonus based on individual performance and the financial performance of the Company.

         PERFORMANCE-BASED BONUSES. Payment of bonuses to officers of the Company is determined based upon the Company's financial results.

         LONG-TERM INCENTIVE AWARDS. The Company's long-term incentive program consists of stock option grants which encourage achievement of long-term goals and objectives consistent with enhancing shareholder value. Awards of stock options provide executives with increased motivation and incentive to exert their best efforts on behalf of the Company by increasing their personal stake in the Company's success through the opportunity to acquire a greater equity interest in the Company and to benefit from appreciation in the value of the Company's stock. All stock options granted to executive officers have an exercise price of not less than the market value of the Company's Common Stock on the date of grant, thereby ensuring that any value derived from such options is dependent upon subsequent increases in share value which will be realized by shareholders generally. Executives generally must be continually employed in order for stock options to vest and become exercisable.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. When it met in September 1996, the Committee determined that Mr. Krupa would not receive a salary increase, which means that Mr. Krupa's annual salary will continue to be $291,500, as set in July 1995, and that he would not receive any bonus payment based on the Company's performance during the fiscal year ended January 31, 1996. Mr. Krupa was awarded options to purchase up to 20,000 shares of the Company's Common Stock exercisable at a price equal to the fair market value of a share of the Company's Common Stock on the date of grant. The options vested and became exercisable upon grant and have a term of five years. The Committee believes Mr. Krupa's compensation is reasonable.

         The foregoing Compensation Committee Report will not be deemed incorporated by reference by any statement incorporating by reference this Proxy Statement, or any portion thereof, into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.

                                    James A. Thole
                                    John F. DeBoer
                                    Frank I. Harvey
                                    ULTRA PAC, INC. COMPENSATION COMMITTEE


                          COMPARATIVE STOCK PERFORMANCE

      The following graph compares the cumulative total shareholder return, assuming $100 invested on January 31, 1992, as if such amount had been invested in each of: (i) the Company's Common Stock; (ii) the stocks comprising the Dow Jones Containers and Packaging Industrial Sector; and (iii) the stocks included in the Dow Jones Industrial Average. The graph assumes the reinvestment of all dividends. The Company has never paid dividends on its Common Stock. The prices for the Company's Common Stock are closing bid prices as reported by the Nasdaq Stock Market.

      The historical stock price performance of the Company's Common Stock shown below is not necessarily indicative of future performance. The graph below will not be deemed incorporated by reference by any statement incorporating by reference this Proxy Statement, or any portion thereof, into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.


                                [GRAPHIC OMITTED]

                                  ------------ ------------ ------------- ------------ ------------ ------------
                                    1/31/92      1/29/93      1/31/94       1/31/95      1/31/96      1/31/97
--------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Ultra Pac, Inc.                       100          62            42           33           20           25
--------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Dow Jones Containers and              100          105          108           100          112          145
Packaging Industrial Sector
--------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Dow Jones Industrial Average          100          106          131           130          187          241
--------------------------------- ------------ ------------ ------------- ------------ ------------ ------------



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Frank I. Harvey, a director of the Company, is an attorney with and a shareholder of the law firm of Larkin, Hoffman, Daly & Lindgren, Ltd., which currently serves as legal counsel to the Company and served as legal counsel to the Company during the fiscal year ended January 31, 1997.

                COMPLIANCE WITH SECTION 16 REPORTING OBLIGATIONS

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and persons owning more than 10 percent of the Company's outstanding Common Stock are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms filed. Based solely on a review of the copies of such reports and amendments thereto furnished to or obtained by the Company, or written representations that no other reports were required, the Company believes that during the fiscal year ended January 31, 1997, the Company's directors, officers and beneficial owners of more than 10 percent of the Company's shares of Common Stock complied with all applicable filing requirements.

                             PRINCIPAL SHAREHOLDERS

         Shareholders of record as of the close of business on April 22, 1997 are entitled to receive notice of and to vote at the Annual Meeting of Shareholders. As of the record date there were outstanding and entitled to be voted at the meeting, 3,835,265 shares of Common Stock, each share being entitled to one vote.

                          SHARE OWNERSHIP OF MANAGEMENT

         The following sets forth certain information as of the record date with respect to shares of Common Stock beneficially owned by each executive officer of the Company named in the Summary Compensation Table, each director of the Company and by all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.

                                                          Common Shares Beneficially Owned(1)
                                                    -----------------------------------------------
Name of Beneficial Owner                                Number of Shares                Percent
----------------------------------------------      --------------------------    -----------------
Calvin S. Krupa                                           414,050 (2)                     10.6%

James A. Thole                                            228,500 (3)(4)                   5.9%

Frank I. Harvey                                            17,110 (3)(4)                    *

John F. DeBoer                                              7,500 (3)(5)                    *

Thomas F. Rains                                            36,349 (6)                       *

Bradley C. Yopp                                            30,000 (7)                       *

All directors and executive officers of the               759,634 (8)                     19.1%
  Company as a group
  (7 persons)

---------------------------------------------
*Less than 1%.
(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's or the group's right to acquire them as of April 22, 1997, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent of the class owned by the group.
(2)      Includes options to purchase up to 80,000 shares of Common Stock.
(3) Excludes options to be issued, effective immediately after the Company's Annual Meeting of Shareholders, for an additional 1,000 shares to each non-employee director elected.
(4)      Includes options to purchase up to 6,500 shares of the Common Stock.
(5) Includes options to purchase up to 6,500 shares of Common Stock and 1,000 shares owned jointly with Mr. DeBoer's spouse.
(6)      Includes options to purchase up to 17,500 shares of Common Stock.
(7) Includes options to purchase up to 27,000 shares of Common Stock and 3,000 shares owned jointly with Mr. Yopp's spouse.
(8)      Includes options to purchase up to 169,000 shares of Common Stock.


                              INDEPENDENT AUDITORS

         The Board of Directors has selected Divine, Scherzer & Brody, Ltd., as the Company's independent auditors for the fiscal year ending January 31, 1998. Representatives of Divine, Scherzer & Brody, Ltd., are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         The rules of the Securities and Exchange Commission permit shareholders of the Company, after notice to the Company, to present proposals for shareholder action in the Company's Proxy Statement if such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. Proposals that shareholders may wish to present at the next Annual Meeting of Shareholders in 1998 must be received by the Company prior to January 31, 1998 to be included in the Proxy Statement and Proxy Card relating to that meeting.

                                 OTHER PROPOSALS

         The Board of Directors of the Company does not intend to present any business at the meeting other than matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting. If, however, any other matters should properly come before the meeting, it is the intention of the persons named as proxies in the Proxy Card to vote the shares represented thereby in accordance with their best judgment upon such matters.

                        COSTS AND METHOD OF SOLICITATIONS

         The Company will bear all expenses incurred in connection with the solicitation of proxies for the Annual Meeting of Shareholders. Solicitations of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy Card, Proxy Statement and Annual Report to shareholders of record as of the close of business on April 22, 1997. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy Card, Proxy Statement and Annual Report. In certain instances, officers of the Company may make special solicitations of proxies either in person or by telephone. Expenses incurred in connection with special solicitations are expected to be nominal.

         It is important that your shares are represented and voted at the Annual Meeting of Shareholders, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy Card in the enclosed envelope as promptly as possible. Thank you.

                                       BY ORDER OF THE BOARD OF DIRECTORS



Date:  May 12, 1997                    James A. Thole,
                                       SECRETARY



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                                     [FRONT]


ULTRA PAC, INC.                                                           PROXY
21925 INDUSTRIAL BOULEVARD
ROGERS, MINNESOTA 55374



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Calvin S. Krupa and James A. Thole, and each of them, with full power of substitution, proxies to represent and vote, as designated below, all of the shares of the Common Stock of Ultra Pac, Inc., registered in the name of the undersigned at the close of business on April 22, 1997, with the powers the undersigned would possess if personally present at the 1997 Annual Meeting of Shareholders to be held at the Radisson Plaza Hotel, 35
S. 7th Street, Minneapolis, Minnesota at 3:30 p.m. local time on June 19, 1997, and at any adjournment thereof, hereby revoking any proxy or proxies previously given.

1.  Proposal to set the number of directors at five:

                              |_|  FOR         |_|  AGAINST        |_|  ABSTAIN

2.  ELECTION OF DIRECTORS:

FOR all nominees listed below |_|         WITHHOLD AUTHORITY |_|
(except as marked to the contrary below)  to vote for all nominees listed below


    (To withhold authority to vote for any individual nominee strike a line through the nominee's name below)

    Calvin S. Krupa               John F. DeBoer                Frank I. Harvey
                    James A. Thole               Thomas F. Rains

3. In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment.


                            (CONTINUED ON OTHER SIDE)

--------------------------------------------------------------------------------

                                     [BACK]


                                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                        BE VOTED AS DIRECTED. IF NO DIRECTION IS
                                        GIVEN, THE PROXY WILL BE VOTED "FOR"
                                        EACH PROPOSAL AND IN THE PROXY'S
                                        DISCRETION ON ANY OTHER MATTERS TO COME
                                        BEFORE THE MEETING.

                                        Dated ____________________________, 1997

                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Second signature)

                                        PLEASE DATE AND SIGN ABOVE exactly as
                                        your name appears at left, indicating
                                        where appropriate, official position or
                                        representative capacity.